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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): September 11, 1997
                                                 -------------------

                         Western Pacific Airlines, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                       0-27238                  86-0758778
----------------------------        ----------------        --------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File number)           Identification No.)



2864 South Circle Drive
Colorado Springs, CO                                 80906
--------------------------------------            ------------
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (719) 579-7737
                                                     --------------



                    ------------------------------------------------------------
                    Former name or former address, if changed since last report

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Item 5.   OTHER EVENTS.

     On September 12, 1997, Western Pacific Airlines, Inc. ("Registrant") borrowed the principal amount of $10.0 million from Bank One, Texas, N.A. (the "Bank") as evidenced by the promissory note (the "Note") attached hereto as Exhibit 4.1. All amounts of outstanding principal and interest accrued on the Note are due and payable upon the earlier of (1) March 11, 1998 or
(2) within seven (7) days of demand therefor by the Bank. Additionally, all amounts of principal outstanding in excess of $5.0 million are due and payable within seven (7) days of the closing of the merger between Registrant and Frontier Airlines, Inc. The Note bears interest at Registrant's option, at either (i) the Bank's Prime Rate or (ii) the Bank's Eurodollar Rate plus one and one eighths percent (1.125%) (each rate as defined in the Note).

     Hunt Petroleum Corporation ("HPC"), the parent corporation of Hunt Petroleum of Texas, Inc. ("HPTI"), a stockholder of Registrant, (1) entered into a guaranty (the "Guaranty"), attached hereto as Exhibit 4.2, whereby it guaranteed the repayment of all amounts owing under the Note, and (2) entered into an indemnification agreement (the "Indemnification Agreement") attached hereto as Exhibit 4.3, whereby it agreed to indemnify the Bank for any
liabilities that might arise in connection with the Note.   GFI Company ("GFI"),
another stockholder of Registrant, entered into a contribution agreement (the "Contribution Agreement") with HPC, whereby it agreed to contribute 50% of all amounts payable by HPC under the Guaranty or Indemnification Agreement. In addition, Registrant entered into a reimbursement agreement (the "Reimbursement Agreement") with HPC and GFI, attached hereto as Exhibit 4.4, whereby Registrant agreed to reimburse HPC or GFI, as the case may be, for any amounts incurred and paid under the Guaranty or the Indemnification Agreement.

     As security for the Note, Registrant entered into a security agreement with the Bank attached hereto as Exhibit 4.5, whereby it granted the Bank a security interest in certain trade accounts receivable. A further security interest was granted to HPC and GFI in the same trade accounts receivable and in the Registrant's interest in the satellite airport terminal at the Colorado Springs, Colorado airport, as evidenced by a security agreement attached hereto as
Exhibit 4.6. In addition, Registrant agreed to assign certain payments relating to trade accounts receivable to (i) the Bank as evidenced by a pledge agreement attached hereto as Exhibit 4.7, and (ii) HPC and GFI as evidenced by a pledge agreement attached hereto as Exhibit 4.8.

     As consideration for the Guaranty and the Contribution Agreement, Registrant entered into a registration rights agreement (the "Registration Rights Agreement") attached hereto as Exhibit 4.9 with GFI and HPTI. Under the Registration Rights Agreement, Registrant agreed to register on demand: (1) all shares of Registrant common stock, $0.001 par value per share (the "Common Stock") currently owned by HPTI or GFI, or which HPTI or GFI has the right to acquire upon the exercise of any warrants, options or convertible securities; and (2) any additional shares of Common Stock HPTI or GFI may acquire from (i) Registrant, (ii) an affiliate of Registrant or (iii) any "joint filer" of HPTI or GFI, as the case may be, as determined for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended, for a period

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of five (5) years commencing on September 11, 1997 and ending on
September 11, 2002. Any securities of Registrant which were previously subject to registration rights on the part of HPTI or GFI are not subject to the Registration Rights Agreement.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits

          4.1  Promissory Note of Registrant dated September 11, 1997

          4.2 Unconditional Guaranty of Hunt Petroleum Corporation dated September 11, 1997,

          4.3 Indemnification Agreement dated September 11, 1997, between Hunt Petroleum Corporation and bank One, Texas, N.A.

          4.4 Reimbursement Agreement dated September 12, 1997, among Registrant, Hunt Petroleum Corporation and GFI Company.

          4.5 Security Agreement dated September 12, 1997, between Registrant and Bank One, Texas, N.A.

          4.6 Security Agreement dated September 12, 1997, among Registrant, Hunt Petroleum Corporation and GFI Company.

          4.7 Pledge Agreement dated September 12, 1997, between Registrant and Bank One, Texas, N.A.

          4.8 Pledge Agreement dated September 12, 1997, among Registrant, Hunt Petroleum Corporation and GFI Company.

          4.9 Registration Rights Agreement dated September 11, 1997, among Registrant, Hunt Petroleum of Texas, Inc. and GFI Company.


                                        3

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 18, 1997               WESTERN PACIFIC AIRLINES, INC.


                                        By: /s/Robert A. Peiser
                                           -------------------------------------
                                               Name:  Robert A. Peiser
                                               Title: President and Chief
                                                      Executive Officer

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                                      INDEX



Exhibit
Number      Description of Document
-------     -----------------------

4.1         Promissory Note of Registrant dated September 11, 1997

4.2         Unconditional Guaranty of Hunt Petroleum Corporation dated
            September 11, 1997,

4.3 Indemnification Agreement dated September 11, 1997, between Hunt Petroleum Corporation and bank One, Texas, N.A.

4.4 Reimbursement Agreement dated September 12, 1997, among Registrant, Hunt Petroleum Corporation and GFI Company.

4.5 Security Agreement dated September 12, 1997, between Registrant and Bank One, Texas, N.A.

4.6 Security Agreement dated September 12, 1997, among Registrant, Hunt Petroleum Corporation and GFI Company.

4.7 Pledge Agreement dated September 12, 1997, between Registrant and Bank One, Texas, N.A.

4.8 Pledge Agreement dated September 12, 1997, among Registrant, Hunt Petroleum Corporation and GFI Company.

4.9 Registration Rights Agreement dated September 11, 1997, among Registrant, Hunt Petroleum of Texas, Inc. and GFI Company.